                       =================================

                   AMENDED AND RESTATED STOCKHOLDERS AGREEMENT

                          Dated as of February 16, 1996

                                  By and Among

                               OSI HOLDINGS CORP.

                                THE MDC ENTITIES,

                       RAINBOW TRUST ONE (FORMERLY ACCOUNT
                             PORTFOLIOS TRUST ONE),

                       RAINBOW TRUST TWO (FORMERLY ACCOUNT
                             PORTFOLIOS TRUST TWO),

                        CHEMICAL EQUITY ASSOCIATES, L.P.,

                              THE CLIPPER ENTITIES,

                           THE MANAGEMENT STOCKHOLDERS

                                       and

                         THE NON-MANAGEMENT STOCKHOLDERS

                       =================================

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----
ARTICLE I   CERTAIN DEFINITIONS............................................   2

    ss. 1.1   Certain Definitions..........................................   2

ARTICLE II  TRANSFER OF SHARES.............................................   4

    ss. 2.1  Restrictions..................................................   4
    ss. 2.2  Permitted Transfers...........................................   5
    ss. 2.3  Sales by MDC Subject to Tag-Along Rights......................   6
    ss. 2.4  Grant to MDC of Bring-Along Rights............................   7
    ss. 2.5  Call Upon Termination of Management Stockholder's
             Employment....................................................   8
    ss. 2.6  Grant of Preemptive Rights to the other Stockholders Upon
             Sale to MDC...................................................  11
    ss. 2.7  Registration Rights...........................................  11

ARTICLE III BOARD OF DIRECTORS OF THE COMPANY..............................  14

    ss. 3.1  Board of Directors............................................  14

ARTICLE IV REPRESENTATIONS AND WARRANTIES OF THE
            COMPANY AND THE STOCKHOLDERS...................................  15

    ss. 4.1  Representations and Warranties of the Stockholders............  15
    ss. 4.2  Representations and Warranties of the Company.................  16

ARTICLE V   MISCELLANEOUS..................................................  17

    ss. 5.1  Entire Agreement..............................................  17
    ss. 5.2  Captions......................................................  17
    ss. 5.3  Counterparts..................................................  17
    ss. 5.4  Notices.......................................................  17
    ss. 5.5  Successors and Assigns........................................  19
    ss. 5.6  Governing Law.................................................  19
    ss. 5.7  Submission to Jurisdiction....................................  19
    ss. 5.8  Benefits Only to Parties......................................  20
    ss. 5.9  Termination...................................................  20
    ss. 5.10 Publicity.....................................................  21


                                       (i)
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                                                                            Page
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    ss. 5.11 Confidentiality...............................................  21
    ss. 5.12 Fees; Expenses................................................  21
    ss. 5.13 Amendments; Waivers...........................................  22

SCHEDULE A


                                      (ii)

                   AMENDED AND RESTATED STOCKHOLDERS AGREEMENT

            AMENDED AND RESTATED STOCKHOLDERS AGREEMENT (this "Agreement"), dated as of February 16, 1996, by and among OSI Holdings Corp., a Delaware corporation (the "Company"), McCown De Leeuw & Co. III, L.P., a California limited partnership, McCown De Leeuw & Co. Offshore (Europe) III, L.P., a Bermuda limited partnership, McCown De Leeuw & Co. III Offshore (Asia), L.P., a Bermuda limited partnership, Gamma Fund LLC, a California limited liability company (each individually, an "MDC Entity," collectively the "MDC Entities" and collectively together with their Related Persons (as such term is defined in Section 1.1), "MDC"), Rainbow Trust One (formerly Account Portfolios Trust One), a trust organized and qualified under the laws of Georgia ("APT-1"), Rainbow Trust Two (formerly Account Portfolios Trust Two), a trust organized and qualified under the laws of Georgia ("APT-2" and together with APT-1, "APT"), Chemical Equity Associates, L.P. ("CEA"), the Clipper Entities (as defined below), the individuals listed on Schedule A attached hereto under the heading "Management Stockholders" (each individually, a "Management Stockholder" and collectively, the "Management Stockholders," it being understood that any other member of the management of the Company who becomes a stockholder of the Company (including through the receipt of Call Shares (as defined below)) shall be a Management Stockholder) and the Persons listed in Schedule A under the heading "Non-Management Stockholders" (each individually a "Non-Management Stockholder" and collectively the "Non-Management Stockholders") (each of MDC, APT, the Management Stockholders and the Non-Management Stockholders is hereinafter referred to as a "Stockholder," it being understood and agreed that any holder of Common Stock of the Company during the term of this Agreement shall become a party to this Agreement and shall be referred to within the term "Stockholder").

                              W I T N E S S E T H :

            WHEREAS, MDC, APT, CEA, the Clipper Entities, the Management Stockholders and the Non-Management Stockholders own shares of Common Stock of the Company; and

            WHEREAS, the Stockholders each desire to grant to the others certain rights in connection with the shares of Common Stock now or hereafter owned by them (collectively, with any shares of Common Stock hereafter issued by the Company during the term of this Agreement the "Shares") as set forth herein.

            NOW, THEREFORE, in consideration of the mutual covenants herein set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                                    ARTICLE I

                               CERTAIN DEFINITIONS

            ss. 1.1   Certain Definitions.  For purposes of this Agreement, the
following terms shall have the following meanings:

            (a) "Affiliate" shall mean, with respect to any Person, any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For purposes of this definition, "control" (including, with correlative meanings, the terms "controlling," "controlled by" and "under common control with"), as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by agreement or otherwise.

            (b) "business day" shall mean any day except a Saturday, a Sunday or other day on which commercial banks are required or authorized to close in New York, New York or Atlanta, Georgia.

            (c) "Call Shares" shall mean collectively (i) restricted shares of Common Stock granted, or (ii) shares of Common Stock received upon the exercise of options granted, to certain key employees of the Company (or the Company's Subsidiaries) pursuant to any Company stock option or stock award plan.

            (d) "Clipper Entities" shall mean Clipper Capital Associates, L.P. ("Clipper") and certain Affiliates of Clipper party hereto.

            (e) "Common Stock" shall mean the voting and non-voting shares of common stock, par value $.01 per share, of the Company.

            (f) "IPO" shall mean an initial public offering of the voting Common Stock.

            (g) "New Securities" shall mean any common stock of the Company of any class, or any preferred stock or other equity securities of the Company, whether authorized now or in the future, and any rights, options or warrants to purchase any such stock or securities, and securities (including, without limitation, debt obligations) of any type whatsoever that are, or may become, convertible into or exchangeable for any such stock or securities, in each case issued after the date hereof.

            (h) "Person" shall mean and include an individual, a partnership, a joint venture, a corporation, a trust, an unincorporated organization and a government or other department or agency thereof.

            (i) "Related Persons" shall mean with respect to (i) any MDC Entity,
      (x) any partnership with the same controlling general partner as such MDC Entity and (y) any of the partners of such MDC Entity which receive Shares upon a distribution to any such partners by any such MDC Entity in connection with a liquidation or other winding-up of such MDC Entity, (ii) CEA or any Clipper Entity, (x) any partnership with the same controlling general partner as CEA or such Clipper Entity, as the case may be, and (y) any of the partners of CEA or such Clipper Entity, as the case may be, which receives Shares upon a distribution to any such partners by CEA or such Clipper Entity, as the case may be, in connection with a liquidation or winding up of CEA or such Clipper Entity, as the case may be, and (iii) any Stockholder which is a corporation, partnership or limited liability company, any Affiliate of such Stockholder so long as such Affiliate is a partnership, a corporation, a limited liability company or a trust.

            (j) "Subsidiary" shall mean, with respect to any Person, any corporation, association or other business entity of which more than 50% of the total voting power of shares of capital stock or other equity interests entitled (without regard to the occurrence of any contingency) to vote in the election of directors or other managing authority thereof is at the time owned or controlled, directly or indirectly, by such Person and its Subsidiaries.

            (k) "Vested Stock Options" shall mean vested stock options for the Common Stock granted to certain key employees of the Company pursuant any Company stock option plan.

                                   ARTICLE II

                               TRANSFER OF SHARES

            ss. 2.1 Restrictions. (a) No Stockholder shall sell, assign, pledge, or in any manner, transfer any of the Shares or any right or interest therein, to any Person (each such action, a "Transfer") except as permitted by this Agreement.

            (b) From and after the date hereof, all stock certificates representing Shares held by any of the Stockholders shall bear a legend which shall state as follows:

      The shares represented by this certificate are subject to certain restrictions against transfer set forth in a Stockholders Agreement dated as of September 21, 1995, as amended and restated on January 10, 1996 and on February 16, 1996. A copy of such Stockholders Agreement has been filed in the registered office of the Company in the State of Delaware, where the same may be inspected daily during business hours.

            (c) In addition to the legend required by Section 2.1(b) above, all stock certificates representing Shares held by any of the Stockholders shall bear a legend which shall state as follows:

      The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), and such shares may not be offered, sold, pledged or otherwise transferred except (1) pursuant to an exemption from, or in a transaction not subject to, the registration requirements under the Securities Act or (2) pursuant to an effective registration statement under the Securities Act, in each case in accordance with any applicable securities laws of any State of the United States.

            (d) In addition to the legends required by Sections 2.1(b) and (c) above, all stock certificates representing Call Shares shall bear a legend which shall state as follows:

      The shares represented by this certificate are also subject to the Management Call as described in Section 2.5 of the Stockholders Agreement referred to above.

Any Call Shares transferred by a Management Stockholder in a Permitted Transfer described in Section 2.2(a)(i) or (ii) shall remain Call Shares of the transferee and certificates representing such shares shall bear the legend required by this
Section 2.1(d).

            (e) The Company agrees that it will not cause or permit the Transfer of any Shares to be made on its books unless the Transfer is permitted by this Agreement and has been made in accordance with the terms hereof.

            ss. 2.2 Permitted Transfers. (a) Notwithstanding anything to the contrary contained herein, a Stockholder may at any time effect any of the following Transfers (each a "Permitted Transfer" and each transferee, a "Permitted Transferee"):

            (i) A Stockholder's Transfer of any or all Shares owned by such Stockholder following such Stockholder's death by trust instrument, will or intestacy to such Stockholder's legal representative, heir or legatee.

            (ii) A Stockholder's Transfer of any or all Shares owned by such Stockholder as a gift or gifts during such Stockholder's lifetime to such Stockholder's spouse, children, grandchildren or a trust or other legal entity for the benefit of any Stockholder or any of the foregoing, provided that such Stockholder retains voting control of the Shares so transferred.

            (iii) A Stockholder's Transfer of any or all Shares owned by it to its Related Person.

            (iv) A Transfer by a Stockholder which is made pursuant to Section 2.3, 2.4, 2.5, 2.6 or 2.7 hereof.

            (v)   A Transfer by a Stockholder to the Company.

            (vi) With respect to MDC, a Transfer by MDC to any Person, provided, that immediately after such Transfer MDC collectively owns not less than a majority of the outstanding shares of Common Stock of the Company.

            (vii) With respect to APT, a Transfer by APT to any of its beneficiaries.

            (viii) With respect to APT, a Transfer by APT to the Company pursuant to the Pledge Agreement dated the date hereof among APT and the Company.

            (ix) With respect to Peter C. Rosvall ("Rosvall"), a Transfer to Willard Fancher, Raymond Henning and Global Ventures, Inc., provided that the aggregate amount of all such Transfers shall not exceed 16,400 Shares.

            (b) In any such Transfer referred to above in Section 2.2(a) (other than a public offering pursuant to Section 2.7 hereof in which event this Agreement shall terminate in accordance with the provisions of Section 5.9 hereof), the Permitted Transferee shall receive and hold such Shares subject to the provisions of this Agreement as if such Permitted Transferee were an original signatory hereto and shall be deemed to be a party to this Agreement.

            ss. 2.3 Sales by MDC Subject to Tag-Along Rights. (a) In the event that MDC proposes to effect a Transfer (other than a Permitted Transfer described in Sections 2.2(a)(iii) or (vi) above) of any of the Shares owned by it (the "MDC Stock"), then MDC shall promptly give written notice (the "MDC Notice") to the Company and the other Stockholders at least thirty days prior to the closing of such Transfer. The MDC Notice shall describe in reasonable detail the proposed Transfer including, without limitation, the name of, and the number of shares of MDC Stock to be purchased by, the transferee, the purchase price of each share of MDC Stock to be sold, any other significant terms of such sale and the date such proposed sale is expected to be consummated, it being understood that if such proposed Transfer by MDC is (i) in connection with an IPO or (ii) in connection with another public offering pursuant to a registration statement filed under Section 2.7 (in which case the piggyback rights provided for in Section 2.7(a) shall apply), the subsequent provisions of this Section 2.3 shall not apply except that if such proposed Transfer is in connection with an IPO the subsequent provisions of this Section 2.3 shall apply to, and give rights to, the other Stockholders; provided that if MDC is a selling stockholder in the IPO solely by virtue of the fact that it is undertaking to provide the over-allotment option in connection with such IPO, then the subsequent provisions of this Section 2.3 shall apply to, and give rights to, all Stockholders other than the Management Stockholders; and provided further, however, that in connection with any such IPO, the Company shall use its best efforts to cause the applicable Shares to be registered or qualified to the extent required to permit the sale or other Transfer thereof as contemplated pursuant to this Section 2.3.

            (b) Each Stockholder shall have the right, exercisable upon irrevocable written notice to MDC within fifteen days after receipt of the MDC Notice, to participate in such sale of MDC Stock on the same terms and conditions applicable to the MDC Transfer as set forth in the MDC Notice, including, without limitation, the making of all representations, warranties, indemnifications (including participating in any escrow arrangements) and similar agreements (it being understood that each Stockholder's indemnification obligation will be limited to its pro rata portion of the purchase price paid in connection with such sale), and to sell all or any portion of the number of the Shares owned by it as determined in accordance with the calculation set forth below. Each Stockholder other than MDC electing to participate in the sale described in the MDC Notice (each a "Participant") shall indicate in its notice of election to MDC the maximum number of its Shares it desires to sell in such sale (which number may be in excess of the number of Shares set forth in the MDC Notice). Each such Participant shall be entitled to sell a "pro rata portion" of such maximum number. To the extent one or more of the Stockholders exercise such right of participation in accordance with the terms and conditions set forth in this Section 2.3, the number of shares of MDC Stock that MDC may sell in the transaction shall be correspondingly reduced. For purposes of this Section 2.3, "pro rata portion" shall mean for each Participant a fraction the numerator of which is the number of Shares of MDC Stock proposed to be sold in the MDC Notice and the denominator of which is the sum of (A) the total number of Shares owned by MDC immediately prior to the sale proposed in the MDC Notice and (B) the total number of Shares desired to be sold by all of the Participants electing to participate in the sale. Not later than five days prior to the date scheduled for such sale, MDC shall provide notice to each Participant of the "pro rata portion" of Shares to be sold by such Participant in such sale.

            (c) Any Participant shall effect its participation in the sale by delivering on the date scheduled for such sale to MDC for delivery to the prospective transferee one or more certificates, in proper form for transfer, which represent the number of Shares which such Participant is entitled to sell in accordance with this Section 2.3. Such stock certificate or certificates that any Participant delivers to MDC shall be delivered on such date to such transferee in consummation of the sale of the Shares pursuant to the terms and conditions specified in the MDC Notice, and MDC shall concurrently therewith remit to each such Participant that portion of the sale proceeds to which such Participant is entitled by reason of its participation in such sale. MDC's sale of Shares in any sale proposed in an MDC Notice shall be effected on the terms and conditions set forth in such MDC Notice.

            (d) The exercise or non-exercise of the rights of the Stockholders hereunder to participate in one or more sales of Shares made by MDC shall not adversely affect their rights to participate in subsequent sales of Shares subject to this Section 2.3.

            (e) In no event shall MDC receive special consideration or a control premium in connection with any sale contemplated by this Section 2.3.

            (f) Notwithstanding any of the provisions of this Section 2.3, holders of Class B Non-Voting Common Shares of the Company shall not have any of the rights set forth in this Section 2.3 if the exercise of such rights violates any applicable laws or regulations, including, without limitation, Section 4 of the Bank Holding Company Act of 1956, as amended and any regulations or orders issued by the Board of Governors of the Federal Reserve System thereunder.

            ss. 2.4 Grant to MDC of Bring-Along Rights. (a) Each time the Stockholders of the Company meet, or act by written consent in lieu of meeting, for the purpose of approving a "Sale of the Business" (as such term is hereinafter defined), each Stockholder agrees to vote all of its Shares, and to sell all of its Shares, as directed by MDC. In order to effect the foregoing covenant, each Stockholder hereby grants to MDC with respect to all of such Stockholder's Shares an irrevocable proxy (which is deemed to be coupled with an interest) for the term of this Agreement with respect to any Stockholder vote or action by written consent to effect the Sale of the Business. As used herein, "Sale of the Business" shall mean any transaction or series of transactions (whether structured as a stock sale, merger, consolidation, reorganization, asset sale or otherwise) negotiated on an arm's-length basis, which results in the sale or transfer of all or substantially all of the assets or shares of capital stock of the Company to an unaffiliated bona fide third party in which all consideration payable to holders of the Common Stock is distributed pro rata pursuant to stock ownership.

            (b) In furtherance of its covenants in Section 2.4(a), each Stockholder hereby agrees to cooperate fully with MDC and the purchaser in any such Sale of the Business and, to execute and deliver all documents (including purchase agreements) and instruments as MDC and the purchaser request to effect such Sale of the Business, including, without limitation, the making of all representations, warranties and indemnifications (including participating in any escrow arrangements) and similar arrangements (it being understood that each Stockholder's indemnification obligation will be limited to its pro rata portion of the purchase price paid in connection with such Sale of the Business), but excluding (i) representations, warranties and indemnifications to be made by each Stockholder in its respective individual capacity (other than representations, warranties and indemnifications relating to existence and good standing, ownership of, and title to, the Shares, authorization, validity and enforceability of agreements and no conflicts with agreements) (ii) employment agreements and (iii) covenants not to compete (the determination of whether or not to enter into any such agreements being in the sole and absolute discretion of each Stockholder). MDC agrees that upon such Sale of the Business each Stockholder will receive its pro rata share of the consideration paid by the purchaser determined on the basis of such Stockholder's Share ownership.

            (c) In no event shall MDC receive special consideration or a control premium in connection with a sale contemplated by this Section 2.4.

            ss. 2.5 Call Upon Termination of Management Stockholder's Employment. (a) Notwithstanding any other provision of this Agreement to the contrary, upon the death, disability, retirement or termination of employment (each a "Call Event") of any Management Stockholder employed immediately prior to such Call Event by the Company or any of the Company's Subsidiaries, the Company shall, on the terms and subject to the conditions set forth in this
Section 2.5, have the right (the "Management Call"), at the option of the Company, to purchase all but not less than all of the Call Shares and Vested Stock Options held by such Management Stockholder, and any Permitted Transferee of Call Shares or Vested Stock Options of such Management Stockholder pursuant to Section 2.2(a)(i) or (ii), by delivering written notice to such Management Stockholder or his or her Permitted Transferees, within 60 days after the occurrence of the Call Event, at the prices set forth below.

            (b) If the employment of a Management Stockholder is terminated upon death, disability, termination or resignation after a date which is five years from the date hereof or voluntary retirement from full-time employment with the Company or its Subsidiaries at age 59-1/2 or greater after a minimum of five years continuous full-time employment with the Company or its Subsidiaries since the initial date of employment, then the offering price for the Call Shares or Vested Stock Options offered to the Company pursuant to this Section 2.5 shall be equal to the fair market value of such Shares or Vested Stock Options at such time as determined in good faith by the Board of Directors of the Company (without discount for lack of marketability or minority interest).

            (c) If the employment of a Management Stockholder is terminated (i) by the Company or any Subsidiary of the Company without "cause" (as hereinafter defined) or (ii) as a result of the resignation of such Management Stockholder either (A) with the consent of the Company or (B) for "good reason" (as hereinafter defined), in the case of both clauses (i) and (ii), prior to a date which is five years from the date hereof then the offering price for the Call Shares and Vested Stock Options offered to the Company pursuant to this Section
2.5 shall be an amount equal to the greater of (i) the purchase price originally paid for such Shares and Vested Stock Options by such Management Stockholder and
(ii) the Book Value of such Shares and Vested Stock Options. For purposes of this Section 2.5, "Book Value" per Share shall mean an amount equal to $12.50 per share of the Company plus or minus, as the case may be, the positive or negative changes in the stockholders' equity per share of Common Stock of the Company (calculated in accordance with generally accepted accounting principles, consistently applied) from the date of the consummation of this Agreement until the last day of the month immediately preceding the month in which the Call Event occurs. "Book Value" per Vested Stock Option shall mean the "Book Value" per share (as calculated above) less the exercise price in respect of such Vested Stock Option. For purposes of this Section 2.5 "good reason" shall mean the occurrence of any of the following events, except for the occurrence of such an event in connection with the termination of a Management Stockholder's employment by the Company or any of its Subsidiaries for cause: (i) a significant reduction in the authorities, duties or responsibilities of such Management Stockholder; or (ii) a failure to pay base salary after the due date thereof provided that the Company shall have received written notice of such failure to pay from such Management Stockholder and shall not have paid (or caused to be paid) such base salary amount within 20 days of such notice, a reduction in base salary, the reduction or discontinuance of any incentive compensation plan or the taking of any action which materially adversely affects such Management Stockholder's participation in or benefits under any fringe benefit provided to such Management Stockholder; provided that the actions referred to in clause (ii) above (other than with respect to a failure to pay, or reduction in, base salary) shall not constitute "good reason" events if such actions were taken by the Company or its Subsidiaries as part of an overall plan by the Company or its Subsidiaries and made applicable to the same extent to all executives of the Company or its Subsidiaries.

            (d) If the employment of a Management Stockholder is terminated by the Company or any Subsidiary "for cause" or as a result of the resignation of such Management Stockholder without the consent of the Company, other than for "good reason" as defined in Section 2.5(c) above, in each case, prior to a date which is five years from the date hereof, then the offering price for the Call Shares or Vested Stock Options held by such Management Stockholder offered to the Company pursuant to this Section 2.5 shall be an amount equal to the lesser of (i) the purchase price originally paid for such Shares and Vested Stock Options by such Management Stockholder and (ii) the Book Value (as previously defined) of such Shares and Vested Stock Options. For purposes of this Section 2.5, a Stockholder shall be deemed to have been terminated "for cause" if his employment was terminated for: (i) embezzlement, theft or other misappropriation of any property of the Company or any Subsidiary, (ii) gross or willful misconduct resulting in substantial loss to the Company or any Subsidiary or substantial damage to the reputation of the Company or any Subsidiary, (iii) any act involving moral turpitude which results in a conviction for a felony involving moral turpitude, fraud or misrepresentation, (iv) gross neglect of his assigned duties to the Company or any Subsidiary, (v) gross breach of his fiduciary obligations to the Company or any Subsidiary, (vi) a breach of his covenant not to compete with the Company or its Subsidiaries, or (vii) any chemical dependence which materially affects the performance of his duties and responsibilities to the Company or any Subsidiary; provided that in the case of the misconduct set forth in clauses (iv) and (vii) above, such misconduct shall continue for a period of 30 days following written notice thereof by the Company to the Management Stockholder.

            (e) If the Company shall elect to exercise the Management Call in accordance with this Section 2.5, the closing of the purchase by the Company shall take place no later than 45 days after the exercise of the Management Call, which time in the case of the death of a Management Stockholder may be extended to provide for probate of such Stockholder's estate. On the date scheduled for such closing, the price for the Shares subject to the Management Call, determined in accordance with this Section 2.5, shall be paid in full to the Management Stockholder holding such Shares (including, if applicable, such Shares held by any Permitted Transferee of such Management Stockholder pursuant to Section 2.2(a)(i) or (ii)) by the Company against delivery of a certificate or certificates, as the case may be, representing the purchased Shares in proper form for transfer. In connection with such closing, such Management Stockholder shall warrant to the Company good and marketable title to the purchased Shares, free and clear of all claims, liens, charges, encumbrances and security interests of any nature whatsoever except those under this Agreement.

            ss. 2.6 Grant of Preemptive Rights to the other Stockholders Upon Sale to MDC. The Company hereby grants to the other Stockholders preemptive rights to purchase a portion of New Securities that the Company may from time to time after the date hereof propose to issue to MDC and its Affiliates at the same price (the "Preemptive Price") offered to MDC and its Affiliates (which price shall be a per share price equal to the fair market value of the New Securities as determined in good faith by the Board of Directors of the Company); provided that it is understood that if the New Securities (or any portion thereof) is non-voting common stock of the Company then such preemptive right, in the case of all Stockholders other than CEA and the Clipper Entities, shall be the right to purchase voting common stock of the Company rather than non-voting common stock of the Company; and provided further that regardless of whether the New Securities (or any portion thereof) is voting or non-voting common stock of the Company then the preemptive right, in the case of CEA and the Clipper Entities, shall be the right to purchase non-voting common stock of the Company. In the event (and on each occasion) that the Company shall decide to undertake an issuance of New Securities to MDC and/or its Affiliates, the Company will give all Stockholders written notice (a "Preemptive Notice") of the Company's decision, describing the type of New Securities, the Preemptive Price, and the general terms upon which the Company has decided to issue the New Securities (including, without limitation, the expected timing of such issuance which will in no event exceed 60 days). Each of the other Stockholders shall have 10 business days from the date on which it receives the Preemptive Notice to agree to purchase its pro rata portion of such New Securities for the Preemptive Price and upon the general terms specified in the Preemptive Notice by giving written notice to the Company and stating therein the quantity of New Securities to be purchased by such Stockholder. If, in connection with such a proposed issuance of New Securities, any such Stockholders shall for any reason fail or refuse to give such written notice to the Company within such 10-day period, such Stockholder shall, for all purposes of this Section 2.6, be deemed to have refused (in that particular instance only) to purchase any of such New Securities and to have waived (in that particular instance only) all of its rights under this Section
2.6 to purchase any of such New Securities.

            ss. 2.7 Registration Rights. (a) If the Company intends (other than in connection with an IPO) to register Shares on Form S-1, Form S-2 or Form S-3 or any corresponding form applicable at the time under the Securities Act as then in effect (or any similar statute then in effect), the Company will give written notice to each Stockholder of its intention to do so, at least 15 days prior to the time of the filing of any registration statement or qualification papers, and at the written request of any Stockholder given within 10 days after receipt of any such notice (which request shall specify the number of Shares intended to be sold or disposed of by such Stockholder and shall describe the nature of any proposed sale or other disposition thereof which may include a distribution over a reasonable period of time), the Company will use its best efforts to cause such Shares to be registered or qualified to the extent required (in the opinion of the Company's counsel) to permit the sale or other disposition thereof (in accordance with the methods described by such Stockholder) (such right of each Stockholder to participate in the proposed offering, a "piggy-back right"). The number of Shares that any Stockholder intends to sell shall be subject to underwriters' cutbacks resulting from the underwriters' conclusion that the inclusion of all of the Shares requested to be included in the proposed offering would materially adversely affect the distribution of Shares in such offering or the market price of the Company's Common Stock if such Common Stock is publicly traded. Such underwriters' cutbacks shall be made on a pro rata basis by multiplying the number of Shares that each Stockholder desires to sell in the proposed offering by a fraction the numerator of which shall be the number of Shares that the underwriters deem appropriate to sell in the proposed offering and the denominator of which shall be the total number of Shares that all of the Stockholders initially desire to sell in the proposed offering.

            (b) All out-of-pocket expenses, disbursements and fees in connection with any action to be taken under this Section 2.7 shall be borne by the Company, including the reasonable fees and expenses of one counsel for all participating Stockholders except in connection with a registration on Form S-3 (or such corresponding form applicable at the time under the Securities Act) in which case the fees and expenses of counsel, if any, for participating Stockholders shall be for each participating Stockholder's own account, provided that the foregoing expenses shall in no event include the underwriters' discount in connection with an offering.

            (c) In the event of any registration under the provisions of this
Section 2.7, the Company, to the extent permitted by law, will indemnify any Stockholder participating in such registration, its respective officers, directors and trustees, if any, and each Person, if any, who controls such Stockholder within the meaning of Section 15 of the Securities Act, against all losses, claims, damages and lia-bilities caused by any untrue statement of a material fact contained in the registration statement or prospectus (and as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or caused by any omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading and will reimburse such Stockholder, its officers, directors and trustees and any Person, if any, who controls such Stockholder within the meaning of Section 15 of the Securities Act, against any legal or other expenses reasonably incurred by such Stockholder, officer, director or Person in connection with investigating or defending any such losses, claims, damages and liabilities, except insofar as such losses, claims, damages or liabilities are caused by any untrue statement or omission contained in information furnished in writing to the Company by such Stockholder participating in such registration or by underwriters expressly for use therein. The obligation of the Company under this Section 2.7 to register securities for any of the Stockholders shall be subject to the condition that each such Stockholder and the underwriters involved in the offering shall furnish to the Company in writing such information as shall be reasonably requested by the Company for use in connection with the preparation of any such registration statement or prospectus and, to the extent permitted by law, shall indemnify the Company, its directors and officers, any other underwriter, the other Stockholders participating in such registration and each Person, if any, who controls the Company, any other underwriter or such other Stockholders, within the meaning of Section 15 of the Securities Act, against all losses, claims, damages and liabilities caused by any untrue statement or omission contained in information so furnished in writing to the Company by such Stockholder or such underwriter expressly for use therein.

            (d) If the indemnification provided for in this Section 2.7 from the indemnifying party is unavailable to any indemnified party hereunder in respect of any losses, claims, damages or liabilities referred to herein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified parties in connection with the actions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified parties shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or indemnified parties, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party under this Section 2.7 as a result of the losses, claims, damages and liabilities referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 2.7(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to herein.

            (e) As expeditiously as possible after the effectiveness of any registration statement pursuant to this Section 2.7 and prior to such date as shall be certified to the Company as the date upon which the Transfer contemplated by such registration statement will be effected by any participating Stockholder, the Company will deliver in exchange for certificates representing Shares so registered bearing the legends set forth in Section 2.1, certificates therefor not bearing such legends as shall be required to effect such Transfer. In the event that the proposed Transfer is not made as contemplated by any such participating Stockholder, by acceptance thereof such Stockholder shall be deemed to have agreed that it will deliver such certificates not bearing such legends to the Company in exchange for new certificates bearing the legends set forth in Section 2.1 if the Company shall request and the Company agrees that it will make such exchange.

            (f) The registration rights provided in this Section 2.7 shall terminate after an IPO as to any Stockholder which can immediately sell all of its Shares in a single sale pursuant to Rule 144 under the Securities Act.

            (g) Each of the Stockholders agrees that in connection with any public offering (including an IPO), such Stockholder will not, without the prior written consent of the Company, directly or indirectly, offer to sell, sell, contract to sell (including, without limitation, any short sale), grant any option for the sale of, acquire any option to dispose of, or otherwise dispose of any Shares for a period of 180 days following the date of the consummation of such public offering.

                                   ARTICLE III

                        BOARD OF DIRECTORS OF THE COMPANY

            ss. 3.1 Board of Directors. (a) Each Stockholder agrees to vote all of the voting Shares held by such Stockholder so as to elect and maintain a Board of Directors of the Company (the "Board") composed of the following: (i) David B. Kreiss, or if he ceases to be Chief Executive Officer of the Company, the successor Chief Executive Officer of the Company, (ii) one person designated by McCown De Leeuw & Co. III, L.P., (iii) two persons designated by McCown De Leeuw & Co. Offshore (Europe) III, L.P., (iv) one person designated by McCown De Leeuw & Co. III Offshore (Asia), L.P., (v) two persons designated by APT (one person if APT shall hold less than 20% of the outstanding Common Stock at any time), (vi) Rosvall, but only so long as Rosvall (together with any Permitted Transferees of Rosvall pursuant to Section 2.2(a) (ii) of this Agreement) shall continue to own at least 280,000 shares of Stock, (vii) within one year of the date of this Agreement, two persons who shall be "independent directors" designated by McCown De Leeuw & Co. III, L.P. in consultation with the Chief Executive Officer of the Company and APT and (viii) within one year of the date of this Agreement, one person who shall be an "independent director" designated by McCown De Leeuw & Co. III Offshore (Asia), L.P. in consultation with the Chief Executive Officer of the Company and APT. In addition, notwithstanding the above, each Stockholder agrees to vote all of the voting Shares held by such Stockholder so as to elect at any time requested to do so the following persons to the Board: (i) one person designated by McCown De Leeuw & Co. III, L.P., (ii) two persons designated by McCown De Leeuw & Co. Offshore (Europe) III, L.P. and (iii) one person designated by McCown De Leeuw & Co. III Offshore (Asia), L.P.

            (b) In the event that any director designated by any Stockholder for any reason ceases to serve as a director during his term of office, the resulting vacancy on the Board shall be filled by a director designated by such Stockholder.

                                   ARTICLE IV

                      REPRESENTATIONS AND WARRANTIES OF THE
                          COMPANY AND THE STOCKHOLDERS

            ss. 4.1 Representations and Warranties of the Stockholders. (a) Each Stockholder represents and warrants, severally and not jointly, that: (i) such Stockholder is acquiring, or has acquired, the shares of Common Stock for investment for such Stockholder's own account and not with a view to, or for the resale in connection with, the distribution or other disposition thereof; (ii) such Stockholder will not, during the term of this Agreement, directly or indirectly, offer, transfer, sell, assign, pledge, hypothecate or otherwise dispose of any shares of Common Stock except in accordance with this Agreement;
(iii) such Stockholder (A) has either (1) preexisting personal or business relationships with the Company, or any of its respective officers, directors or any of its respective Affiliates or (2) such knowledge and experience in financial and business matters such that such Stockholder is capable of evaluating the merits and risks relating to the purchase of shares of Common Stock under this Agreement, or such Stockholder has been advised by a representative possessing such knowledge and experience who is unaffiliated with or who is not compensated, directly or indirectly, by the Company or any of its Affiliates, or (B) is a Trust, the beneficiaries of which are Persons meeting the requirements of (1) and/or

(2) of clause (iii)(A) above; (iv) such Stockholder has been given an opportunity which such Stockholder deems adequate to obtain information and documents relating to the Company and to ask questions of and receive answers from representatives of the Company concerning such Stockholder's investment in the Common Stock of the Company; (v) such Stockholder's financial condition is such that such Stockholder can afford to bear the economic risk of holding the Common Stock for an indefinite period of time; such Stockholder has adequate means of providing for such Stockholder's current needs and contingencies and has no need for such Stockholder's investment in the Common Stock to be liquid; and (vi) such Stockholder can afford to suffer a complete loss of such Stockholder's investment in the Common Stock.

            (b) Each Stockholder further acknowledges that such Stockholder has been advised by the Company that: (i) the offer and sale of the Common Stock has not been registered under the Securities Act of 1933 (the "1933 Act"), but is intended to be exempt from registration pursuant to Section 4(2) of the 1933 Act and the rules promulgated thereunder by the Securities and Exchange Commission, and that the Shares cannot be sold, pledged, assigned or otherwise disposed of unless the same is subsequently registered under the 1933 Act or an exemption from such registration is available; (ii) it is anticipated that there will not be any public market for the Shares in the foreseeable future; (iii) a restrictive legend in the form set forth in Section 2.1 shall be placed on the certificates representing the Shares; and (iv) a notation shall be made in the appropriate records of the Company indicating that the Shares are subject to restrictions on transfer and if the Company should at some time in the future engage the services of a stock transfer agent, appropriate stop transfer restrictions will be issued to such transfer agent with respect to the Shares.

            (c) Each Stockholder further represents and warrants that (i) such Stockholder has full right, power and authority to execute, deliver and perform this Agreement; (ii) all actions necessary or required to be taken by or on the part of such Stockholder to execute, deliver and perform this Agreement and to consummate the transactions contemplated by this Agreement have been duly authorized and approved by all necessary or required action of such Stockholder and have been validly taken; and (iii) this Agreement has been duly executed and delivered by such Stockholder and is a valid and binding agreement of such Stockholder enforceable in accordance with its terms, except to the extent that its enforceability may be subject to applicable bankruptcy, reorganization, insolvency, moratorium and similar laws affecting the enforcement of creditors' rights generally and by general principles of equity.

            ss. 4.2 Representations and Warranties of the Company. The Company represents and warrants that (i) it has the corporate power and authority to execute, deliver and perform this Agreement; (ii) all actions necessary or required to be taken by or on the part of the Company to execute, deliver and perform this Agreement and to consummate the transactions contemplated by this Agreement have been duly authorized and approved by all necessary or required action of the Company and have been validly taken; and (iii) this Agreement has been duly executed and delivered by the Company and is a valid and binding agreement of the Company enforceable in accordance with its terms, except to the extent that its enforceability may be subject to applicable bankruptcy, reorganization, insolvency, moratorium and similar laws affecting the enforcement of creditors' rights generally and by general principles of equity.

                                    ARTICLE V

                                  MISCELLANEOUS

            ss. 5.1 Entire Agreement. This Agreement contains the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes all prior arrangements or understandings (whether written or oral) with respect thereto.

            ss. 5.2 Captions. The Article and Section captions used herein are for reference purposes only and shall not in any way affect the meaning or interpretation of this Agreement.

            ss. 5.3 Counterparts. For the convenience of the parties, any number of counterparts of this Agreement may be executed by the parties hereto and each such executed counterpart shall be deemed to be an original instrument.

            ss. 5.4 Notices. All notices, consents, requests, instructions, approvals and other communications provided for herein and all legal process in regard hereto shall be validly given, made or served, if in writing and delivered by personal delivery, overnight courier, telecopier or registered or certified mail, return-receipt requested and postage prepaid addressed as follows:

            If to the Company, to:

                  OSI Holdings Corp.
                  c/o McCown De Leeuw & Co.
                  101 East 52nd Street, 31st Floor
                  New York, New York  10022

                  Attention:  David E. King
                  Tel.: (212) 355-5500
                  Fax:  (212) 355-6283 or (212) 355-6945
                  with copies to White & Case

            if to White & Case, to:

                  White & Case
                  1155 Avenue of the Americas
                  New York, New York  10036

                  Attention:  Frank L. Schiff, Esq.
                  Tel.: (212) 819-8752
                  Fax:  (212) 354-8113

            if to APT-1, to:

                  c/o HBR Capital
                  Two Ravinia Drive
                  Suite 1750
                  Atlanta, Georgia  30346

                  Attention:  Mr. Frank J. Hanna III
                  Tel.:  (770) 901-5805
                  Fax:   (770) 901-5815

                  with a copy to Troutman Sanders LLP

            if to APT-2, to:

                  c/o HBR Capital
                  Two Ravinia Drive
                  Suite 1750
                  Atlanta, Georgia  30346

                  Attention:  Mr. David G. Hanna
                  Tel.:  (770) 901-5805
                  Fax:   (770) 901-5815

                  with a copy to Troutman Sanders LLP
            if to Troutman Sanders LLP, to:

                  Troutman Sanders
                  Nationsbank Plaza
                  600 Peachtree Street, N.E.
                  Atlanta, Georgia  30308

                  Attention:  Robert W. Grout, Esq.
                  Tel.:  (404) 885-3000
                  Fax:   (404) 885-3900

            if to any of the Management Stockholders or the Non-Management Stockholders, to the addresses set forth opposite each of their names on Schedule A attached hereto,

or to such other address as any such party hereto may, from time to time, designate in writing to all other parties hereto, and any such communication shall be deemed to be given, made or served as of the date so delivered or, in the case of any communication delivered by mail, as of the date so received.

            ss. 5.5 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Company, the Stockholders and their respective heirs, devisees, legal representatives, successors, permitted assigns and other permitted transferees. The rights of a Stockholder under this Agreement may not be assigned or otherwise conveyed by any Stockholder except in connection with a Transfer of Shares which is in compliance with this Agreement.

            ss. 5.6 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO SUCH STATE'S CHOICE OF LAW PROVISIONS.

            ss. 5.7 Submission to Jurisdiction. (a) Each of the parties hereto hereby irrevocably acknowledges and consents that any legal action or proceeding brought with respect to any of the obligations arising under or relating to this Agreement may be brought in the courts of the State of New York or in the United States District Court for the Southern District of New York, as the party bringing such action or proceeding may elect, and each of the parties hereto hereby irrevocably submits to and accepts with regard to any such action or proceeding, for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts. Subject to Section 5.7(b), the foregoing shall not limit the rights of any party to serve process in any other manner permitted by law. The foregoing consents to jurisdiction shall not constitute general consents to service of process in the State of New York for any purpose except as provided above and shall not be deemed to confer rights on any Person other than the respective parties to this Agreement.

            (b) The parties hereto agree that any judgment obtained by any party hereto or its successors or assigns in any action, suit or proceeding referred to above may, in the discretion of such party (or its successors or assigns), be enforced in any jurisdiction, to the extent permitted by applicable law.

            (c) The parties hereto agree that the remedy at law for any breach of this Agreement may be inadequate and that should any dispute arise concerning the sale or disposition of any Shares or the voting thereof or any other similar matter hereunder, this Agreement shall be enforceable in a court of equity by an injunction or a decree of specific performance. Such remedies shall, however, be cumulative and nonexclusive, and shall be in addition to any other remedies which the parties hereto may have.

            (d) The parties hereto agree that the prevailing party or parties, as the case may be, in any action, suit, arbitration or other proceeding arising out of or with respect to this Agreement or the transactions contemplated hereby shall be entitled to reimbursement of all costs of litigation, including reasonable attorneys' fees, from the non-prevailing party. For purposes of this
Section 5.7(e), each of the "prevailing party" and the "non-prevailing party" in any action, suit, arbitration or other proceeding shall be the party designated as such by the court, arbitrator or other appropriate official presiding over such action, suit, arbitration or other proceeding, such determination to be made as a part of the judgment rendered thereby.

            ss. 5.8 Benefits Only to Parties. Nothing expressed by or mentioned in this Agreement is intended or shall be construed to give any Person, other than the parties hereto and their respective successors or permitted assigns, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained, this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of the parties hereto and their respective successors and permitted assigns, and for the benefit of no other Person.

            ss. 5.9 Termination. This Agreement shall terminate upon the happening of any one of the following events:

            (a)   the voluntary or involuntary dissolution of the Company;

            (b) the consummation of an IPO, except that (i) the rights of the Stockholders under Section 2.7 shall survive such termination and (ii) the rights of the Stockholders under Section 2.3 shall survive such termination for a period of two years; and

            (c) the tenth anniversary of the date of this Agreement, unless this Agreement has been renewed or extended by a written instrument on or prior to such date;

provided, however, the provisions of Section 4.1 (other than clause (a)(ii) thereof) shall survive any termination of this Agreement.

            ss. 5.10 Publicity. Except as otherwise required by applicable laws or regulations, none of the parties hereto shall issue or cause to be issued any press release or make or cause to be made any other public statement in each case relating to or connected with or arising out of this Agreement or the matters contained herein, without obtaining the prior approval of MDC and the Company to the contents and the manner of presentation and publication thereof.

            ss. 5.11 Confidentiality. Each of the parties hereto hereby agrees that throughout the term of this Agreement it shall keep (and shall cause its directors, officers, trustees, employees, representatives and outside advisors and its affiliates to keep) all non-public information relating to the Company (including any such information received prior to the date hereof) confidential except information which (i) becomes known to such Stockholder from a source, other than the Company, its directors, officers, employees, representatives or outside advisors, which source is not obligated to the Company to keep such information confidential or (ii) becomes generally available to the public through no breach of this Agreement by any party hereto. Each of the parties hereto agrees that such non-public information (a) shall be communicated only to those of its trustees, directors, officers, employees, representatives, outside advisors and affiliates who need to know such non-public information and (b) will not be used by such party or its trustees, directors, officers, employees, representatives, outside advisors or affiliates either to compete with the Company or to conduct itself in a manner inconsistent with the antitrust laws of the United States or any state. Notwithstanding the foregoing, a party hereto may disclose non-public information if required to do so by a court of competent jurisdiction or by any governmental agency; provided, however, that prompt notice of such required disclosure be given to the Company prior to the making of such disclosure so that the Company may seek a protective order or other appropriate remedy. In the event that such protective order or other remedy is not obtained, the party hereto required to disclose the non-public information will disclose only that portion which such party is advised by opinion of counsel is legally required to be disclosed and will request that confidential treatment be accorded such portion of the non-public information.

            ss. 5.12 Fees; Expenses. The parties hereto acknowledge that MDC Management Company III, L.P. (or its successors or assigns) shall receive from the Company, on behalf of the Company and its Subsidiaries, an ongoing management fee (not to exceed $300,000 per year) as set forth in the Advisory Services Agreement, dated as of September 21, 1995, between the Company (on behalf of the Company and its Subsidiaries) and MDC Management Company III, L.P., in each case plus reimbursement for its out-of-pocket expenses. The Company shall reimburse each of the respective board representatives who are not employees of the Company for their travel and out-of-pocket expenses incurred in connection with their serving on the Company's board of directors.

            ss. 5.13 Amendments; Waivers. No provision of this Agreement may be amended, modified or waived without approval of 80% of the holders of the Common Stock; provided that no such amendment or waiver of a provision of this Agreement which adversely affects the rights of APT, Rosvall, Heller, CEA, any Clipper Entity or any of the Management Stockholders in a manner that does not adversely affect all other Stockholders equally may be made without such Stockholders' consent; provided that each of the Management Stockholders and APT shall be considered as a group with the determination by the holders of a majority of the outstanding Shares held by (i) the Management Stockholders to be binding on all Management Stockholders and (ii) APT to be binding on each of APT-1 and APT-2.

            IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first set forth above.

                                   OSI HOLDINGS CORP.


                                   By   /s/ David E. King
                                        ---------------------------
                                        Name:  David E. King
                                        Title: Secretary & Treasurer

                                   McCOWN De LEEUW & CO. III, L.P.

                                   By MDC Management Company III,
                                      L.P., its general partner


                                   By   /s/ David E. King
                                        ---------------------------
                                        Name:  David E. King
                                        Title: General Partner

                                   McCOWN De LEEUW & CO. OFFSHORE
                                     (EUROPE) III, L.P.

                                   By MDC Management Company IIIE,
                                      L.P., its general partner


                                   By   /s/ David E. King
                                        ---------------------------
                                        Name:  David E. King
                                        Title: General Partner

                                   McCOWN De LEEUW & CO. III OFFSHORE
                                     (ASIA), L.P.

                                   By MDC Management Company IIIA,
                                      L.P., its general partner


                                   By   /s/ David E. King
                                        ---------------------------
                                        Name:  David E. King
                                        Title: General Partner

                                   GAMMA FUND, LLC


                                   By   /s/ David E. King
                                        ---------------------------
                                        Name:  David E. King
                                        Title: Member

                                   RAINBOW TRUST ONE


                                   By   /s/ Frank J. Hanna, III
                                        ---------------------------
                                        Name:  Frank J. Hanna, III
                                        Title:  Trustee

                                   RAINBOW TRUST TWO


                                   By   /s/ Frank J. Hanna, III
                                        ---------------------------
                                        Name:  David G. Hanna
                                        Title:  Trustee

                                   THE MANAGEMENT STOCKHOLDERS


                                         /s/ David B. Kreiss
                                   --------------------------------
                                   Name:  David B. Kreiss


                                         /s/ Gregory M. Shelton
                                   --------------------------------
                                   Name:  Gregory M. Shelton

                                         /s/ Willard L. Fancher
                                   --------------------------------
                                   Name:  Willard L. Fancher


                                         /s/ Gerald Weinberg
                                   --------------------------------
                                   Name:  Gerald Weinberg

                                   THE NON-MANAGEMENT STOCKHOLDERS


                                         /s/ Peter C. Rosvall
                                   --------------------------------
                                   Name:  Peter C. Rosvall


                                         /s/ Alan M. Miller
                                   --------------------------------
                                   Name:  Alan M. Miller

                                   HELLER FINANCIAL, INC.


                                   By:  /s/ Steven Laux
                                        ---------------------------
                                        Name:  Steven Laux
                                        Title: Assistant Vice President


                                         /s/ R. Hunt Greene
                                   --------------------------------
                                   Name:  R. Hunt Greene

                                   GLOBAL VENTURES, INC.


                                   By:  /s/ C.L. Jeffrey
                                        ---------------------------
                                        Name:   C.L. Jeffrey
                                        Title:   President

                                   CHEMICAL EQUITY ASSOCIATES, L.P.

                                   By:  CHEMICAL VENTURE PARTNERS,
                                         its General Partner


                                   By:  /s/ Michael R. Hannon
                                        ---------------------------
                                       Name:   Michael R. Hannon
                                       Title:  Principal

                                   CLIPPER CAPITAL ASSOCIATES, L.P.

                                   By:  CLIPPER CAPITAL ASSOCIATES, INC.,
                                         its General Partner


                                   By:  /s/ Eugene P. Lynch
                                        ---------------------------
                                        Name:   Eugene P. Lynch
                                        Title:  Attorney-in-Fact

                                   CLIPPER/MERCHANT PARTNERS, L.P.

                                   By:  CLIPPER CAPITAL ASSOCIATES, L.P.,
                                         its General Partner


                                   By:  CLIPPER CAPITAL ASSOCIATES, INC.,
                                         its General Partner


                                   By:  /s/ Eugene P. Lynch
                                        ---------------------------
                                        Name:   Eugene P. Lynch
                                        Title:  Attorney-in-Fact

                                   CLIPPER/MERBAN, L.P.

                                   By:  CLIPPER CAPITAL ASSOCIATES, L.P.,
                                         its General Partner

                                   By:  CLIPPER CAPITAL ASSOCIATES, INC.,
                                         its General Partner


                                   By:  /s/ Eugene P. Lynch
                                        ---------------------------
                                        Name:   Eugene P. Lynch
                                        Title: Attorney-in-Fact

                                   CLIPPER EQUITY PARTNERS I, L.P.

                                   By:  CLIPPER CAPITAL ASSOCIATES, L.P.,
                                         its General Partner

                                   By:  CLIPPER CAPITAL ASSOCIATES, INC.,
                                         its General Partner


                                   By:  /s/ Eugene P. Lynch
                                        ---------------------------
                                        Name:   Eugene P. Lynch
                                        Title:  Attorney-in-fact

                                   CLIPPER/EUROPEAN RE, L.P.

                                   By:  CLIPPER CAPITAL ASSOCIATES, L.P.,
                                         its General Partner

                                   By:  CLIPPER CAPITAL ASSOCIATES, INC.,
                                         its General Partner


                                   By:  /s/ Eugene P. Lynch
                                        ---------------------------
                                        Name:   Eugene P. Lynch
                                        Title:  Attorney-in-fact

                                   CS FIRST BOSTON MERCHANT
                                   INVESTMENTS 1995/96, L.P.

                                   By:  MERCHANT CAPITAL, INC.,
                                         its General Partner


                                   By:  /s/ Eugene P. Lynch
                                        ---------------------------
                                        Name:   Eugene P. Lynch
                                        Title:  Attorney-in-Fact

                                                                      SCHEDULE A

                   MANAGEMENT AND NON-MANAGEMENT STOCKHOLDERS

Management Stockholders

  David B. Kreiss
  Gregory M. Shelton
  Gerald Weinberg
  Willard L. Fancher

Address for Management Stockholders

David B. Kreiss
5605 Lake Island Drive
Atlanta, GA  30327

Gregory M. Shelton
6136 Kenbrook Drive
Acworth, GA  30101

Gerald Weinberg
c/o A.M. Miller & Associates, Inc.
3033 Excelsior Blvd.
Minneapolis, MN  55416

Willard L. Fancher
P.O. Box 92090
Anchorage, AK  99509

Non-Management Stockholders

 Peter C. Rosvall
 Alan M. Miller
 Heller Financial, Inc.
 R. Hunt Greene
 Global Ventures, Inc.
 Chemical Equity Associates, L.P.
 Clipper Capital Associates, L.P.
 Clipper/Merchant Partners, L.P.
 Clipper/Merban, L.P.
 Clipper Equity Partners I, L.P.

                                                                      SCHEDULE A
                                                                          Page 2

 Clipper/European RE, L.P.
 CS First Boston Merchant
   Investments 1995/96, L.P.

Address for Non-Management Stockholders

  Peter C. Rosvall
  13661 62nd Ave. N.E.
  Kirkland, WA  98034

  Alan M. Miller
  c/o A.M. Miller & Associates, Inc.

  3033 Excelsior Blvd.
  Minneapolis, MN  55416

  Heller Financial, Inc.
  500 West Monroe Street
  Chicago, IL  60661
  Attn:  Steven Laux

   R. Hunt Greene
   865 Partenwood Rd.
   Long Lake, MN 55356

   Global Venture, Inc.
   1325 Fourth Avenue
   Seattle, WA  98101
   Attention:  C.L. Jeffrey

   Chemical Equity Associates, L.P.
   c/o Chemical Venture Partners
   270 Park Avenue, 5th Floor
   New York, NY  10017
   Attention:  Michael Hannon

   Any Clipper Entity
   c/o Clipper Capital Associates, L.P.
   12 East 49th Street, 30th Floor
   New York, NY  10017
   Attention:  Eugene Lynch

                                 ACKNOWLEDGEMENT

            The undersigned, David Burton, hereby acknowledges receipt of the Amended and Restated Stockholders Agreement (the "Stockholders Agreement"), dated as of February 16, 1996, by and among OSI Holdings Corp. and various stockholders of OSI Holdings Corp. attached hereto and hereby agrees to be bound by all of the terms and provisions of the Stockholders Agreement as a Management Stockholder (as such term is defined in the Stockholders Agreement).

            IN WITNESS WHEREOF, the undersigned has executed this acknowledgement as of March 19, 1996.


                                            /s/ David Burton
                                        ---------------------------
                                                David Burton

                                 ACKNOWLEDGEMENT

            The undersigned, Raymond A. Henning, hereby acknowledges receipt of the Amended and Restated Stockholders Agreement (the "Stockholders Agreement"), dated as of February 16, 1996, by and among OSI Holdings Corp. and various stockholders of OSI Holdings Corp. attached hereto and hereby agrees to be bound by all of the terms and provisions of the Stockholders Agreement as a Management Stockholder (as such term is defined in the Stockholders Agreement).

            IN WITNESS WHEREOF, the undersigned has executed this acknowledgement as of February 16, 1996.


                                            /s/ Raymond A. Henning
                                        ---------------------------
                                                Raymond A. Henning

                                 ACKNOWLEDGEMENT

            The undersigned, Steven Berg, hereby acknowledges receipt of the Amended and Restated Stockholders Agreement (the "Stockholders Agreement"), dated as of February 16, 1996, by and among OSI Holdings Corp. and various stockholders of OSI Holdings Corp. attached hereto and hereby agrees to be bound by all of the terms and provisions of the Stockholders Agreement as a Management Stockholder (as such term is defined in the Stockholders Agreement).

            IN WITNESS WHEREOF, the undersigned has executed this acknowledgement as of March 19, 1996.

                                            /s/ Steven Berg
                                        ---------------------------
                                                Steven Berg

                                 ACKNOWLEDGEMENT

            MLQ Investors, L.P. ("MLQ") hereby acknowledges receipt of the Amended and Restated Stockholders Agreement (the "Stockholders Agreement"), dated as of February 16, 1996, by and among OSI Holdings Corp. and various stockholders of OSI Holdings Corp. attached hereto and hereby agrees to be bound by all of the terms and provisions of the Stockholders Agreement as a Non-Management Stockholder (as such term is defined in the Stockholders Agreement).

            IN WITNESS WHEREOF, MLQ has caused this acknowledgement to be executed by an officer thereunto duly authorized, as of May 17, 1996.

                                  MLQ INVESTORS, L.P.

                                  By: MLQ Investors, Inc., its
                                      general partner


                                  By:   /s/ Peter T. Cirenza
                                        ---------------------------
                                        Name:   Peter T. Cirenza
                                        Title:  Vice President

Acknowledged and Agreed:

                                  OSI HOLDINGS CORP.


                                  By:   /s/ Tyler T. Zachem
                                        ---------------------------
                                        Name:   Tyler T. Zachem
                                        Title:  Vice President

                                  McCOWN De LEEUW & CO. III, L.P.

                                  By MDC Management Company III,
                                     L.P., its general partner


                                  By:   /s/ David E. King
                                        ---------------------------
                                        Title: General Partner

                                  McCOWN De LEEUW & CO. OFFSHORE
                                    (EUROPE) III, L.P.

                                  By MDC Management Company IIIE,
                                     L.P., its general partner


                                  By:   /s/ David E. King
                                        ---------------------------
                                        Title: General Partner

                                  McCOWN De LEEUW & CO. III
                                    (ASIA), L.P.

                                  By MDC Management Company IIIA,
                                     L.P., its general partner


                                  By:   /s/ David E. King
                                        ---------------------------
                                        Title:  General Partner

                                  GAMMA FUND, LLC


                                  By:   /s/ David E. King
                                        ---------------------------
                                        Title:  Member